UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2014

SSI INTERNATIONAL LTD
(Exact name of Registrant as specified in its charter)

Nevada	000-53999	26-1094531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 South Virginia, Suite 116
Reno, NV 89502
(Address of principal executive offices, including zip code)

(775) 284-0370
(Registrant's telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐         Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events

 Company declared that it has filed and 8-K containing a Letter to Shareholders outlining intent to file all outstanding disclosure reports with the SEC to regain its status as a reporting Issuer The company is diligently working on this process.

Item 9.01 Financial Statements and Exhibits

Letter to shareholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SSI International LTD

By:	/s/ Hakim
Hakim
Title:	Chief Executive Officer

Dated: April 21, 2014